PROSPECTUS • SEPTEMBER 10, 1999
  (As supplemented January 14, 2000)

Mercury Gold and Mining Fund

OF MERCURY ASSET MANAGEMENT FUNDS, INC.

[MERCURY GOLD AND MINING FUND ARTWORK]

THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE INVESTING, INCLUDING INFORMATION
ABOUT RISKS. PLEASE READ IT BEFORE YOU INVEST AND KEEP IT FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

[MERCURY ASSET MANAGEMENT LOGO]

Table of Contents

PAGE
[FUND FACTS ICON]

FUND FACTS

About the Mercury Gold and Mining Fund	2

Fees and Expenses	5

[ABOUT THE DETAILS ICON]

ABOUT THE DETAILS

How the Fund Invests	7

Investment Risks	9

[ACCOUNT CHOICES ICON]

ACCOUNT CHOICES

Pricing of Shares	15

How to Buy, Sell, Transfer and Exchange Shares	20

How Shares are Priced	24

Fee-Based Programs	25

Dividends and Taxes	25

[THE MANAGEMENT TEAM ICON]

THE MANAGEMENT TEAM

Management of the Fund	27

Master/Feeder Structure	28

Financial Highlights	30

[TO LEARN MORE ICON]

TO LEARN MORE

Shareholder Reports Back Cover

Statement of Additional Information Back Cover
MERCURY GOLD AND MINING FUND

 [FUND FACTS ICON] Fund Facts

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this Prospectus in the sidebar.

Common Stock  — units of ownership of a corporation.

Preferred Stock  — class of capital stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets.

Convertible Securities  — corporate securities (usually preferred stock or bonds) that are exchangeable for a fixed number of other securities (usually common stock) at a set price or formula.

ABOUT THE MERCURY GOLD AND MINING FUND

What are the Fund’s objectives?

The Fund’s main objective is long-term capital growth. In other words, the Fund tries to choose investments that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities. We cannot guarantee that the Fund will achieve its objective.

What are the Fund’s main investment strategies?

The Fund invests primarily in stocks of gold mining companies and, to a lesser extent, of companies engaged in other mining activities located throughout the world. Fund management seeks stocks that it believes are undervalued or have good prospects for earnings growth. The Fund may also invest directly in gold bullion. The Fund has a policy to concentrate its investments in companies in the mining and related manufacturing industries. Mining related manufacturing industries may include, for example, primary production of aluminum or steel foundaries. For simplicity, this Prospectus uses the term “mining” to include exploring, mining, refining, processing, fabricating, distributing, dealing in or owning a particular metal or mineral. A company’s stock is considered to be undervalued when its price is less than what Fund management believes it is worth. A company whose earnings per share grow faster than inflation and the economy in general usually has a higher stock price over time than a company with slower earnings growth. The Fund’s evaluation of the type, quantity and quality of a company’s ore reserves is an important factor in evaluating a particular company’s value and earnings prospects. The Fund may invest up to 10% of its assets directly in gold bullion. The Fund allocates investments to companies engaged in mining activities other than gold mining when Fund management believes, based on an evaluation of global economic conditions and the price of gold, that they present better prospects for growth than investments in gold mining companies.

The Fund may purchase common stock, preferred stock, convertible securities and other assets. The Fund will, under normal circumstances, invest at least 80% of its total assets in equity securities of gold mining companies, equity securities of companies engaged in other mining activities, and gold bullion. The Fund expects that the majority of its investments will be in gold mining companies. The Fund may invest in securities issued by companies of all sizes, but will focus mainly on medium and large companies. Companies will be located throughout the world in countries with developed capital markets and countries with emerging capital markets.

MERCURY GOLD AND MINING FUND

 [FUND FACTS ICON] Fund Facts

The Fund invests all of its assets in a Portfolio of Mercury Asset Management Master Trust that has the same objectives as the Fund. All investments will be made at the level of the Portfolio. This structure is sometimes called a “master/ feeder” structure. The Fund’s investment results will correspond directly to the investment results of the underlying Portfolio it invests in. For simplicity, this Prospectus uses the term “Fund” to include the underlying Portfolio in which the Fund invests.

What are the main risks of investing in the Fund?

As with any equity fund, the value of the Fund’s investments, and therefore the value of your Fund shares may go up or down. If the value of the Fund’s investments goes down, you may lose money. The value changes in the Fund’s investments may occur because of changes in a particular stock market or commodity market generally, as well as the gold market in particular. The Fund is also subject to the risk that the stocks the Fund’s adviser selects will underperform the markets or other funds with similar investment objectives and investment strategies. Unlike more broadly diversified mutual funds the Fund will invest mainly in securities of gold mining companies, and to a lesser extent in securities of companies engaged in other mining activities. This concentration in gold and other mining securities will make the Fund more vulnerable to the price fluctuations of metals and minerals generally and of gold in particular. Historically, the prices of gold and gold mining securities have been more volatile than prices of equity securities generally. In addition, gold bullion does not generate income, and offers only the potential for capital appreciation or depreciation.

In addition, because the Fund invests a large portion of its assets in non-U.S. securities, the Fund is subject to additional risks. For example, the Fund’s securities may go up or down in value depending on foreign exchange rates, political and economic developments and U.S. and foreign laws relating to foreign investment. Non-U.S. securities may also be less liquid, more volatile and harder to value than U.S. securities. These risks are heightened when the issuer of the securities is in an emerging capital market.

MERCURY GOLD AND MINING FUND

 [FUND FACTS ICON] Fund Facts

Who should invest?

The Fund may be an appropriate investment for you if you:

•	Are investing with long-term goals in mind and are not looking for current income.

•	Want to diversify your portfolio with an investment that is likely to change in value independent of trends in the stock market generally.

•	Can tolerate the increased price volatility and the increased risk associated with investments concentrated in one industry and investments in non-U.S. securities.

•	Are prepared to receive taxable short-term capital gains.

MERCURY GOLD AND MINING FUND

 [FUND FACTS ICON] Fund Facts

UNDERSTANDING EXPENSES

Fund investors pay various expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

Expenses paid directly by the shareholder:

Shareholder Fees  — these fees include sales charges and redemption fees, which you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder :

Annual Fund Operating Expenses  — expenses that cover the costs of operating the Fund.

Management Fee  — a fee paid to the Investment Adviser for managing the Fund.

Distribution Fees  — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial consultants, advertising and promotion.

Service (Account Maintenance) Fees  — fees used to compensate dealers for account maintenance activities.

FEES AND EXPENSES

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)(a):	Class I	Class A	Class B(b)	Class C

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25%(c)	5.25%(c)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None(d)	None(d)	4.00%(c)	1.00%(c)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None	None	None

Redemption Fee	None	None	None	None

Exchange Fee	None	None	None	None

Maximum Account Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (e):

Management Fee(f)	0.75%	0.75%	0.75%	0.75%

Distribution and/or Service (12b-1) Fees (g)	None	0.25%	1.00%	1.00%

Other Expenses (including transfer agency fees)(h)	2.66%	2.70%	2.67%	2.65%
Administrative Fees(i)	0.25%	0.25%	0.25%	0.25%

Total Other Expenses	2.91%	2.95%	2.92%	2.90%

Total Annual Fund Operating Expenses	3.66%	3.95%	4.67%	4.65%

Fee Waiver and/or Expense Reimbursement(j)	0.85%	0.89%	0.86%	0.84%
Net Total Operating Expenses(k)	2.81%	3.06%	3.81%	3.81%

(a)	In addition, certain securities dealers may charge a fee to process a purchase or sale of shares.

(b)	Class B shares automatically convert to Class A shares about eight years after you buy them and will no longer be subject to distribution fees.

(c)	Some investors may qualify for reductions in the sales charge (load).

(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.

(e)	The fees and expenses include the expenses of both the Fund and the Portfolio it invests in.

(f)	Paid by the Portfolio. The Investment Adviser pays the sub-adviser out of this fee. The Investment Adviser or its affiliate provides accounting services to the Portfolio at its cost.

(g)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other materials. If you hold Class B or C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes. Class B and C shares pay a Distribution Fee of 0.75% and a Service (Account Maintenance) Fee of 0.25%. Class A shares pay only a Service (Account Maintenance) Fee of 0.25%.

MERCURY GOLD AND MINING FUND

 [FUND FACTS ICON] Fund Facts

Footnotes continued from previous page

(h)	Expenses are based on estimated amounts through the end of the Portfolio’s and Fund’s full fiscal year on an annualized basis. The Transfer Agent is an affiliate of the Investment Adviser. The Fund pays the Transfer Agent a fee for each shareholder account and reimburses it for out-of-pocket expenses. The fee ranges from $11.00 to $23.00 per account (depending on the level of services required), but is set at 0.10% for certain accounts that participate in certain fee-based programs. For the period February 26, 1999 (commencement of operations) to May 31, 1999, the Fund paid the Transfer Agent fees totaling $3,643. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the calendar year. The fee begins the month following the month the account is closed and ends at the end of the calendar year.

(i)	Paid by the Fund. The Administrator provides accounting services to the Fund at its cost.

(j)	The Investment Adviser and the Administrator have entered into contractual arrangements with the Fund effective September 2, 1999 to waive fees and/or reimburse expenses of either the Fund or the Portfolio as necessary to assure that ordinary expenses incurred by each class of the Fund will not exceed the following: Class I: 2.81%; Class A: 3.06%; Class B: 3.81%; and Class C: 3.81%.

(k)	The net total operating expenses reflect expenses actually incurred during the Fund’s first fiscal year restated to reflect the contractual fee waiver and/ or expense reimbursement currently in effect.

Example

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses if you did redeem your shares:

	Class I	Class A	Class B	Class C

One year	$794	$818	$783	$483

Three years	$1,350	$1,420	$1,464	$1,164

Expenses if you did not redeem your shares:

	Class I	Class A	Class B	Class C

One year	$794	$818	$383	$383

Three years	$1,350	$1,420	$1,164	$1,164

MERCURY GOLD AND MINING FUND

 [ABOUT THE DETAILS ICON] About the Details

About the Portfolio Management Team — The Fund is managed by members of a team of 7 investment professionals who participate in the team’s research process and stock selection. The senior investment professionals in this group include David Baker, Graham Birch, Geoff Campbell, and Trevor Steel. Trevor Steel is primarily responsible for the day-to-day management of the Fund.

About the Investment Adviser — Mercury Asset Management International Ltd. is the Investment Adviser.

HOW THE FUND INVESTS

The Fund’s main objective is long-term capital growth. The Fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of gold mining companies and, to a lesser extent, of companies engaged in other mining activities, located throughout the world. The Fund may also invest up to 10% of its assets directly in gold bullion. In selecting securities, the Fund emphasizes those securities that Fund management believes are undervalued or have good prospects for earnings growth.

The Fund will, under normal circumstances, invest at least 80% of its total assets in equity securities of gold mining companies, equity securities of companies engaged in other mining activities, and gold bullion. The Fund has a policy to concentrate its investments in companies in the mining and related manufacturing industries. The Fund will invest in companies engaged in non-gold mining activities when Fund management believes, based on an evaluation of global economic conditions and the price of gold, that they present better prospects for growth than investments in gold mining companies.

Equity securities consist of:

• Common Stock

• Preferred Stock

•	Securities Convertible into Common Stock

•	Derivative securities such as asset-based securities, options (including warrants) and futures, the value of which is based on a common stock or group of common stocks

A company’s stock is considered to be undervalued when the stock’s current price is less than what Fund management believes a share of the company is worth.

MERCURY GOLD AND MINING FUND

 [ABOUT THE DETAILS ICON] About the Details

Fund management feels a company’s worth can be assessed by several factors, such as:

• financial resources

•	value of assets (including the type, quantity and quality of a company’s ore reserves, and mineral exploration prospects)

• sales and earnings growth
• product development
• quality of management
• overall business prospects

A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. A company whose earnings per share grow faster than inflation and the economy in general usually has a higher stock price over time than a company with slower earnings growth. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

The Fund invests in securities of companies located throughout the world and generally intends to invest a substantial amount of its assets in securities of companies located in the Republic of South Africa. The Fund may invest without limit in securities of companies located in countries with emerging capital markets including the Republic of South Africa, the People’s Republic of China, Russia, Indonesia, Uzbekistan, Peru, Brazil, Mexico, Zimbabwe, Ghana, Mali, Tanzania, the Philippines and Papua New Guinea. The Fund may also invest in securities of companies located in countries with developed capital markets including the United States, Canada, Japan, United Kingdom, Finland, France, Germany, Switzerland, Ireland, Luxembourg, Spain and Australia. The Fund may invest in debt securities that are issued together with a particular equity security. The Fund may invest in derivatives to hedge (protect against price movements) or to enable it to reallocate its investments more quickly than it could by buying and selling the underlying assets. The Fund is not required to hedge and may choose not to do so.

The Fund may invest in companies of any size, but tends to focus on medium and large companies. The Fund has no stated minimum holding period for investments, and will buy or sell securities and other assets whenever Fund management sees an appropriate opportunity. The Fund does not consider potential tax consequences to Fund shareholders when it sells assets.

The Fund may invest up to 10% of its assets in gold bullion when the Fund believes it is undervalued relative to the price of securities of gold mining companies. However, the Fund may have internal guidelines that limit its investments in gold bullion to considerably less than 10% of the Fund’s assets.

MERCURY GOLD AND MINING FUND

 [ABOUT THE DETAILS ICON] About the Details

The Fund will normally invest almost all of its assets as described above. The Fund may, however, invest in short-term instruments, such as money market securities and repurchase agreements, to meet redemptions. If the Fund anticipates significant adverse changes in the price of gold, then the Fund’s investment in stocks of gold mining companies and gold bullion may be temporarily reduced to below 50% of the Fund’s total assets. In this case the Fund may make substantial investments, for temporary defensive purposes, in other mineral mining companies (non-gold), and may hold substantial amounts of short-term investments, such as money market securities and repurchase agreements. Short term investments and temporary defensive positions may limit the potential for growth in the value of your shares and the Fund may, therefore, not achieve its investment objective.

The Fund may use many different investment strategies in seeking its investment objectives and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund’s investments are explained in the Fund’s Statement of Additional Information. If you would like to learn more about the Fund, request the Statement of Additional Information.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals, or that the Fund’s performance will be positive over any period of time.

Stock Market Risk

Stock market risk is the risk that the stock markets or commodity markets in general, or the gold market in particular, will go down in value, including the possibility that any of these markets will go down sharply and unpredictably.

Selection Risk

Selection risk is the risk that the investments that Fund management selects will underperform the markets or other funds with similar investment objectives and investment strategies.

Sector Risk

Sector risk is the risk that the Fund’s concentration in gold and other mining securities will expose the Fund more to the price fluctuations of mining

MERCURY GOLD AND MINING FUND

 [ABOUT THE DETAILS ICON] About the Details

securities, generally, or of gold in particular, than more broadly diversified funds.

Mining Related Securities and Gold Bullion.

•	Investments in or relating to gold and other metals or minerals are considered speculative.

•	Historically, during periods of economic or financial instability the securities of mining companies in general, and companies engaged in precious (including gold) and industrial metals mining in particular, have been subject to extreme fluctuations in market price. Gold bullion has also been subject to extreme fluctuations in market price.

•	The earnings and general financial condition of mining companies are highly dependent on the market prices of the underlying metals or minerals, which have historically been extremely volatile.

•	During periods of instability in the price of metals or minerals, the liquidity of the Fund’s portfolio securities may be severely reduced; in other words, the Fund may not, during these periods, be able to sell its securities at the time and price that the Fund would like.

•	Actions of large producers, sellers and holders of precious metals (such as governments and central banks) may severely impact supply of, or demand for, precious metals, and their actions in general may have a significant impact on the prices of precious metals. These actions can be affected by various economic, financial, social and political factors which may be unpredictable.

•	The Fund generally intends to invest a substantial amount of its assets in securities of companies located in the Republic of South Africa. This investment focus could increase volatility and risk compared to a fund that invests a smaller percentage of its assets in South Africa. In addition, South African companies are generally more sensitive to movements in the price of gold than similar companies in other countries.

•	Gold bullion does not generate income and offers only the potential for capital appreciation or depreciation.

MERCURY GOLD AND MINING FUND

 [ABOUT THE DETAILS ICON] About the Details

Liquidity, Information and Valuation Risks

Certain securities, including securities of companies in countries with emerging capital markets, securities of small companies and “restricted securities,” may be illiquid or volatile, making it difficult or impossible to sell them at the time and at the price that the Fund would like. Restricted securities have contractual or legal restrictions on their resale and include “private placement” securities that the Fund may buy directly from the issuer. Also, important information about certain companies, securities or the markets in which they trade, may be inaccurate or unavailable. It may be difficult to value accurately these types of securities. Certain derivatives may be subject to these risks as well.

European Economic and Monetary Union (EMU)

Certain European countries have entered into EMU in an effort to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies. EMU has established a single European currency (the euro), which was introduced on January 1, 1999 and has replaced the existing national currencies of all initial EMU participants. The use of notes and coins of the relevant national currencies will be phased out by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) were redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected:

•	If the transition to euro, or EMU as a whole, does not continue to proceed as planned.

•	If a participating country withdraws from EMU.

Other Foreign Security Risks

•	The value of the Fund’s non-U.S. holdings (and hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.

•	The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions.

•	The Fund’s non-U.S. securities holdings may be adversely affected by U.S. or foreign government action.

MERCURY GOLD AND MINING FUND

 [ABOUT THE DETAILS ICON] About the Details

•	International trade barriers or economic sanctions against certain non-U.S. countries may adversely affect the Fund’s non-U.S. holdings.

•	The Fund may be able to invest in certain small non-U.S. markets only by investing in another fund that in turn invests in those markets. It may cost the Fund more to buy shares of these funds than it would to buy the non-U.S. securities directly.

•	The foregoing risks are heightened when the investment is made in a country that has an emerging capital market. The development of a capital market depends on a number of factors, including a country’s success in making political, economic and social reforms. If a country were to discontinue its process of reform, or experience other destabilizing events, the Fund’s investments could be adversely affected. In addition, because of the small size of the capital market in a country with an emerging capital market or governmental restrictions on foreign investment, there may be fewer investment opportunities available to the Fund than in more developed markets. This could limit the Fund’s ability to diversify its holdings among issuers, industries and countries.

•	If the Fund purchases a bond issued by a foreign government, the government may be unwilling or unable to make payments when due. There may be no formal bankruptcy proceeding by which the Fund would be able to collect amounts owed by a foreign government.

•	Non-U.S. markets have different clearance and settlement procedures, and in certain markets settlements may be unable to keep pace with the volume of securities transactions which may cause delays. This means that the Fund’s assets may be uninvested and not earning returns. The Fund may miss investment opportunities or be unable to dispose of a security because of these delays.

Borrowing and Leverage

The use of borrowing can create leverage. Leverage increases the Fund’s exposure to risk by increasing its total investments. If the Fund borrows money to make more investments than it otherwise could or to meet redemptions, and the Fund’s investments go down in value, the Fund’s losses will be magnified. Borrowing will cost the Fund interest expense and other fees.

MERCURY GOLD AND MINING FUND

 [ABOUT THE DETAILS ICON] About the Details

Certain securities that the Fund buys may create leverage, including, for example, derivative securities. Like borrowing, these investments may increase the Fund’s exposure to risk.

Derivatives

The Fund may also use instruments referred to as “Derivatives.” Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold) or an index (a measure of value or rates, such as the S&P 500 or the prime lending rate). Derivatives may allow the Fund to increase or decrease its level of risk exposure more quickly and efficiently than transactions in other types of instruments. Derivatives, however, are volatile and involve significant risks, including many of the risks described above. Derivatives may not always be available or cost efficient. If the Fund invests in derivatives, the investments may not be effective as a hedge against price movements and can limit potential for growth in Fund share value. Other risks include:

•	Credit risk — the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Currency risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Leverage risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

•	Index risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an

MERCURY GOLD AND MINING FUND

 [ABOUT THE DETAILS ICON] About the Details

opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

The Fund may use the following types of derivative instruments: futures, forwards, options, asset-based securities, indexed and inverse securities and swaps.

Convertible Securities

Convertible securities, including bonds and preferred stock, are convertible into common stock. As a result of the conversion feature, the interest or dividend rate on a convertible security is generally less than would be the case if the security were not convertible. The value of a convertible security will be affected both by its stated interest or dividend rate and the value of the underlying common stock. Therefore, its value will be affected by the factors that affect both debt securities (such as interest rates) and equity securities (such as stock market movements generally). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.

Debt Securities

Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. These securities are also subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter term securities.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

MERCURY GOLD AND MINING FUND

 [ACCOUNT CHOICES ICON] Account Choices

PRICING OF SHARES

The Fund offers four classes of shares, each with its own sales charge and expense structure allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. The class of shares you should choose will be affected by the size of your investment and how long you plan to hold your shares. Your financial consultant can help you determine which pricing option is best suited to your personal financial goals.

For example, if you select Class I or A shares you generally pay a sales charge at the time of purchase. You may be eligible for a sales charge waiver. If you buy Class A shares, you also pay an ongoing account maintenance fee of 0.25%.

If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.

The Fund’s shares are distributed by Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc.

MERCURY GOLD AND MINING FUND

[ACCOUNT CHOICES ICON] Account Choices

To better understand the pricing of the Fund’s shares, we have summarized the information below:

	Class I	Class A	Class B	Class C

Availability?	Limited to certain investors including:
• Current Class I shareholders
• Certain Retirement
Plans
• Participants of certain sponsored programs
	• Certain affiliates or customers of selected securities dealers	Generally available through selected securities dealers.	Generally available through selected securities dealers.	Generally available through selected securities dealers.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for certain larger investments.	Yes. Payable at time of purchase. Lower sales charges available for certain larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year.)	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.

Account Maintenance and Distribution Fees?	No.	0.25% Account Maintenance Fee. No Distribution Fee.	0.25% Account Maintenance Fee. 0.75% Distribution Fee.	0.25% Account Maintenance Fee. 0.75% Distribution Fee.

Conversion to Class A shares?	No.	No.	Yes, automatically after approximately 8 years.	No.

MERCURY GOLD AND MINING FUND

[ACCOUNT CHOICES ICON] Account Choices

Right of Accumulation  — permits you to pay the sales charge applicable to the cost or value (whichever is higher) of all shares you own in the Mercury mutual funds.

Letter of Intent  — permits you to pay the sales charge that would be applicable if you add up all shares of Mercury mutual funds that you agree to buy within a 13 month period. Certain restrictions apply.

Class I and A Shares — Initial Sales Charge Options

If you select Class I or A shares, you will pay a sales charge at the time of purchase as shown in the following table. Securities dealers’ compensation will be shown in the last column.

			Dealer
			Compensation
	As a % of	As a % of	as a % of
Your Investment	Offering Price	Your Investment*	Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less than $50,000	4.75%	4.99%	4.50%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

$250,000 but less than $1,000,000	2.00%	2.04%	1.80%

$1,000,000 and over**	0.00%	0.00%	0.00%

*	Rounded to the nearest one-hundredth percent.

**	If you invest $1,000,000 or more in Class I or A shares, you may not pay an initial sales charge. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class I and A shares by certain employer sponsored retirement or savings plans.

No initial sales charge applies to Class I or Class A shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class I or A shares may apply for:

•	Purchases under a Right of Accumulation or Letter of Intent.

•	Certain trusts managed by banks, thrifts or trust companies including those affiliated with Mercury or its affiliates.

•	Certain employer-sponsored retirement or savings plans.

•	Certain investors, including directors or trustees of mutual funds sponsored by Mercury or its affiliates, employees of Mercury and its affiliates and employees or customers of certain selected dealers.

MERCURY GOLD AND MINING FUND

[ACCOUNT CHOICES ICON] Account Choices

•	Certain fee-based programs managed by Mercury or its affiliates.

•	Certain fee-based programs managed by selected dealers that have an agreement with Mercury.

•	Purchases through certain financial advisers that meet and adhere to standards established by Mercury.

•	Purchases through certain accounts over which Mercury or an affiliate exercises investment discretion.

Only certain investors are eligible to buy Class I shares, including existing Class I shareholders of the Fund, certain retirement plans and participants in certain programs sponsored by Mercury or its affiliates. Your financial consultant can help you determine whether you are eligible to buy Class I shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class I and Class A shares, you should buy Class I shares since Class A shares are subject to a 0.25% account maintenance fee, while Class I shares are not.

If you redeem Class I or Class A shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial consultant or the Fund’s Transfer Agent at 1-888-763-2260.

Class B and C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase or Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under a distribution plan that the Fund has adopted under Rule 12b-1 under the Investment Company Act of 1940. The Distributor uses the money that it receives from the deferred sales charge and the distribution fees to cover the costs of marketing, advertising and compensating the financial consultant or other dealer who assists you in your decision to purchase Fund shares.

MERCURY GOLD AND MINING FUND

[ACCOUNT CHOICES ICON] Account Choices

Class B Shares

If you redeem Class B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Year Since Purchase	Sales Charge*

0 – 1	4.00%

1 – 2	4.00%

2 – 3	3.00%

3 – 4	3.00%

4 – 5	2.00%

5 – 6	1.00%

6 and after	0.00%

*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired by dividend or capital gain reinvestment are not subject to a deferred sales charge. Mercury funds may not all have identical deferred sales charge schedules. In the event of an exchange for the shares of another Mercury fund, the higher charge, if any, would apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution).
•	Redemption by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers.
•	Redemption in connection with participation in certain fee-based programs managed by Mercury or its affiliates.
•	Redemption in connection with participation in certain fee-based programs managed by selected dealers that have agreements with Mercury.
•	Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year after death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution).

MERCURY GOLD AND MINING FUND

[ACCOUNT CHOICES ICON] Account Choices

•	Withdrawal through the Systematic Withdrawal Plan of up to 10% per year of your account value at the time the plan is established.

Your Class B shares convert automatically into Class A shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class A shares are subject to lower annual expenses than Class B shares. The conversion of Class B shares to Class A shares is not a taxable event for Federal income tax purposes.

Different conversion schedules may apply to Class B shares of different Mercury mutual funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund’s eight year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund’s conversion schedule will apply. In any event, the length of time that you hold the original and exchanged Class B shares in both funds will count toward the conversion schedule.

The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart below summarizes how to buy, sell, transfer and exchange shares through certain securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-888-763-2260. Because the selection of a mutual fund involves many considerations, your financial consultant may help you with this decision. The Fund does not issue share certificates.

MERCURY GOLD AND MINING FUND

[ACCOUNT CHOICES ICON] Account Choices

If you want to	Your choices	Information important for you to know

Buy shares	First, select the share class appropriate for you	Please refer to the pricing of shares table on page 16. Be sure to read this Prospectus carefully.

Next, determine the amount of your investment	The minimum initial investment for the Fund is $1,000 for all accounts except:
• $500 for certain fee-based programs
• $100 for retirement plans
(The minimums for initial investments may be waived or reduced under certain circumstances.)

	Have your financial consultant or securities dealer submit your purchase order	The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally, 4:00 p.m. Eastern time) will be priced at the net asset value determined that day.
Purchase orders received after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Certain securities dealers may charge a fee to process a purchase. For example, the fee charged by Merrill Lynch, Pierce, Fenner & Smith Incorporated is currently $5.35. The fees charged by other securities dealers may be higher or lower.

	Or contact the Transfer Agent	Instead of purchasing through a financial consultant or securities dealer, you can purchase shares of the Fund by calling the Transfer Agent to request an application and mailing a purchase order directly to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to your investment	Purchase additional shares	The minimum investment for additional purchases is $100 for all accounts except:
• $50 for certain fee-based programs
• $1 for retirement plans
(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

Participate in the automatic investment plan	You may automatically invest a specific amount in the Fund on a periodic basis through your securities dealer:
• The current minimum for such automatic investments is $100. The minimum may be waived or revised under certain circumstances.

MERCURY GOLD AND MINING FUND

[ACCOUNT CHOICES ICON] Account Choices

If you want to	Your choices	Information important for you to know

Transfer shares to another securities dealer	Transfer to a participating securities dealer	To transfer your shares of the Fund to another securities dealer, authorized dealer agreements must be in place between the Distributor and the transferring securities dealer and the Distributor and the receiving securities dealer. Certain services may be available for the transferred shares. All future trading of these shares must be coordinated by the receiving securities dealer.

Transfer to a non-participating securities dealer	You cannot transfer your shares of the Fund to a securities dealer that does not have an authorized dealer agreement with the Distributor.
You must either:
• Transfer your shares to an account with the Transfer Agent; or
• Sell your shares, paying any applicable CDSC.

Sell your shares	Have your financial consultant or securities dealer submit your sales order	The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer prior to that day’s close of business on the New York Stock Exchange (the New York Stock Exchange generally closes at 4:00 p.m. Eastern time). Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day. Dealers must submit redemption requests to the Fund not more than thirty minutes after the close of business on the New York Stock Exchange on the day the request was received.
Certain securities dealers may charge a fee to process a sale of shares. For example, the fee charged by Merrill Lynch, Pierce, Fenner & Smith Incorporated is currently $5.35. The fees charged by other securities dealers may be higher or lower.
The Fund may reject an order to sell shares under certain circumstances.

	Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this Prospectus. All shareholders on the account must sign the letter and signatures must be guaranteed. Depending on the type of account and/or type of distribution, certain additional documentation may be required. The Transfer Agent will normally mail sale proceeds within seven days following receipt of a properly completed request. If you make a sales order request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay usually will not exceed ten days.

MERCURY GOLD AND MINING FUND

[ACCOUNT CHOICES ICON] Account Choices

If you want to	Your choices	Information important for you to know

Sell shares systematically	Participate in the Fund’s Systematic Withdrawal Plan	You can generally arrange through your selected dealer for systematic sales of shares of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. You must have dividends and other distributions automatically reinvested. For Class B and C shares your total annual withdrawals cannot be more than 10% of the value of your shares at the time the Plan is established. The deferred sales charge is waived for systematic sales of shares. Ask your financial consultant for details.

Exchange your shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus	You can exchange your shares of the Fund for shares of other Mercury mutual funds or for shares of the Summit Cash Reserves Fund. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.
Each class of Fund shares is generally exchangeable for shares of the same class of another Mercury fund. If you own Class I shares and wish to exchange into a Fund in which you have no Class I shares and you are not eligible to buy Class I shares, you will exchange into Class A shares. If you own Class I or Class A shares and wish to exchange into Summit, you will exchange into Class A shares of Summit. Class B or Class C shares can be exchanged for Class B shares of Summit.
Some of the Mercury mutual funds may impose a different initial or deferred sales charge schedule. If you exchange Class I or Class A shares for shares of a fund with a higher initial sales charge than you originally paid, you may be charged the difference at the time of exchange. If you exchange Class B or Class C shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time you hold Class B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. Your time in both funds will also count when determining the holding period for a conversion from Class B to Class A shares.
Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

MERCURY GOLD AND MINING FUND

[ACCOUNT CHOICES ICON] Account Choices

Net Asset Value  — the market value in U.S. dollars of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, after the close of business on the Exchange (the Exchange generally closes at 4:00 p.m. Eastern time). The net asset value used in determining your price is the one calculated after your purchase or redemption order is placed. Net asset value is generally calculated by valuing each security or other asset at its closing price for the day. Many of the Fund’s investments are traded on non-U.S. securities exchanges that close many hours before the New York Stock Exchange. Events that could affect securities prices that occur between these times normally are not reflected in the Fund’s net asset value. Non-U.S. securities sometimes trade on days that the New York Stock Exchange is closed. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares. Securities and assets for which market quotations are not readily available are generally valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Generally, Class I shares will have the highest net asset value because that class has the lowest expenses, and Class A shares will have a higher net asset value than Class B or Class C shares. Also, dividends paid on Class I and Class A shares will generally be higher than dividends paid on Class B and Class C shares because Class I and Class A shares have lower expenses.

MERCURY GOLD AND MINING FUND

[ACCOUNT CHOICES ICON] Account Choices

Dividends  — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Mercury or an affiliate of Mercury, or by selected dealers that have an agreement with Mercury, you may be able to buy Class I shares at net asset value, including through exchange from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into Summit . The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class A shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial consultant or your selected dealer.

DIVIDENDS AND TAXES

The Fund will distribute at least annually any net investment income and any net realized long or short-term capital gains. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If your account is with a securities dealer that has an agreement with the Fund, contact your financial consultant about which option you would like. If your account is with the Transfer Agent, and you would like to receive dividends in cash, contact the Transfer Agent.

MERCURY GOLD AND MINING FUND

[ACCOUNT CHOICES ICON] Account Choices

“Buying a dividend”

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax. The Fund intends to pay dividends that will either be taxed as ordinary income or capital gains. Capital gains dividends are generally taxed at different rates than ordinary income dividends.

The Fund expects to make an election that will require you to include in income your share of foreign withholding taxes paid by the Fund. You will be entitled to treat these taxes as taxes paid by you, and therefore, deduct such taxes in computing your taxable income or, in some cases, to use them as foreign tax credits against the U.S. income taxes you otherwise owe.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, the Fund must withhold 31% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

MERCURY GOLD AND MINING FUND

[THE MANAGEMENT TEAM ICON] The Management Team

MANAGEMENT OF THE FUND

Mercury Asset Management International Ltd. manages the underlying Portfolio’s investments under the overall supervision of the Board of Trustees of the Mercury Asset Management Master Trust. The Investment Adviser and its affiliates have the responsibility for making all investment decisions for the Fund.

The senior investment professionals in the group that have managed the Fund’s portfolio since the Fund started operations include:

David Baker, Director of Mercury Asset Management, has been employed as an investment professional by the Investment Adviser or its Mercury affiliates since 1992.

Graham Birch, Managing Director of Mercury Asset Management, has been employed as an investment professional by the Investment Adviser or its Mercury affiliates since 1993.

Geoff Campbell, Director of Mercury Asset Management, has been employed as an investment professional by the Investment Adviser or its Mercury affiliates since 1994. Mr. Campbell was employed at Ord Minnett and Fleming Martin from 1988 to 1994. Both of these firms are divisions of Robert Fleming.

Trevor Steel, Associate Director of Mercury Asset Management, has been employed as an investment professional by the Investment Adviser or its Mercury affiliates since 1991. Mr. Steel is primarily responsible for the day to day management of the Fund.

Mercury and its affiliates manage portfolios with over $518 billion in assets (as of July 1999) for individuals and institutions seeking investments worldwide. This amount includes assets managed for its affiliates. The advisory agreement between the Trust and the Investment Adviser gives the Investment Adviser the responsibility for making all investment decisions.

The Investment Adviser is paid at the rate of 0.75% of the Portfolio’s average daily net assets.

Fund Asset Management, L.P., an affiliate of Mercury, may manage all or a portion of the Fund’s daily cash assets, to the extent not managed by Mercury. The Fund does not pay any incremental fee for this service, although Mercury may make payments to Fund Asset Management, L.P. See “Fees and Expenses” under “Fund Facts” for information about the fees paid to Mercury Asset Management and its affiliates.

MERCURY GOLD AND MINING FUND

[THE MANAGEMENT TEAM ICON] The Management Team

The Fund does not have an investment adviser, since the Fund’s assets will be invested in its corresponding Portfolio. Fund Asset Management, L.P. provides administrative services to the Fund.

MASTER/ FEEDER STRUCTURE

Unlike many other mutual funds, which directly buy and manage their own portfolio securities, the Fund seeks to achieve its investment objectives by investing all its assets in the corresponding Portfolio of the Mercury Asset Management Master Trust. Investors in the Fund will acquire an indirect interest in the underlying Portfolio.

Other “feeder” funds may also invest in the “master” Portfolio. This structure may enable the Fund to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the master from different feeders may offset each other and produce a lower net cash flow.

The Fund may withdraw from the Portfolio at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund’s assets directly.

Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Fund over the operations of the Portfolio.

Whenever the Portfolio holds a vote of its feeder funds, the Fund will pass the vote through to its own shareholders.

MERCURY GOLD AND MINING FUND

[THE MANAGEMENT TEAM ICON] The Management Team

A Note About Year 2000

As the year 2000 began, there were few problems caused by the inability of certain computer systems to tell the difference between the year 2000 and the year 1900 (commonly known as the “Year 2000 Problem”). It is still possible that some computer systems could malfunction in the future because of the Year 2000 Problem or as a result of actions taken to address the Year 2000 Problem. Fund management does not anticipate that its services or those of the Fund’s other service providers will be adversely affected, but Fund management will continue to monitor the situation. If malfunctions related to the Year 2000 Problem do arise, the Fund and its investments could be negatively affected.

MERCURY GOLD AND MINING FUND

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s performance for the period February 26, 1999 (commencement of operations) to May 31, 1999. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual reports to shareholders, which is available upon request.

MERCURY GOLD AND MINING FUND

	For the Period February 26, 1999† to May 31, 1999
Increase (Decrease) in Net Asset Value:	Class I		Class A		Class B		Class C

Per Share Operating Performance:

Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00

Investment income (loss) — net	—	†††	—	†††	(.02)		(.02)

Realized and unrealized gain on investments and foreign currency transactions from the Portfolio — net	.09		.08		.08		.08

Total from investment operations	.09		.08		.06		.06

Net asset value, end of period	$10.09		$10.08		$10.06		$10.06

Total Investment Return:**
Based on net asset value per share	.90	%#	.80	%#	.60	%#	.60	%#

Ratios to Average Net Assets:

Expenses, net reimbursement††	3.32	%*	3.62	%*	4.33	%*	4.31	%*

Expenses††	3.66	%*	3.95	%*	4.67	%*	4.65	%*

Investment income (loss) — net	.08	%*	(.06	%)*	(.87	%)*	(.90	%)*

Supplemental Data:

Net assets, end of period (in thousands)	$5,263		$1,676		$4,643		$4,485

Portfolio turnover of the Portfolio	32.95%		32.95%		32.95%		32.95%

*	Annualized.

**	Total investment returns exclude the effects of sales loads.

†	Commencement of operations.

††	Includes the Fund’s share of the Portfolio’s allocated expenses.

†††	Amount is less than $.01 per share.

# Aggregate total investment return.

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Fund Mercury Gold and Mining Fund of Mercury Asset Management Funds, Inc. P.O. Box 9011 Princeton, New Jersey 08543-9011 (888-763-2260)
Investment Adviser Mercury Asset Management International Ltd. 33 King William Street London EC4R 9AS England
Administrator and Sub-Adviser Fund Asset Management, L.P. 800 Scudders Mill Road Plainsboro, New Jersey 08536
Transfer Agent Financial Data Services, Inc. P.O. Box 44062 Jacksonville, Florida 32232-4062 (888-763-2260)
Independent Auditors Deloitte & Touche LLP 117 Campus Drive Princeton, New Jersey 08540-6400
Distributor Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc.
P.O. Box 9081 Princeton, New Jersey 08543-9081
Custodian Brown Brothers Harriman & Co. 40 Water Street Boston, Massachusetts 02109
Counsel Swidler Berlin Shereff Friedman, LLP The Chrysler Building 405 Lexington Avenue New York, New York 10174
MERCURY GOLD AND MINING FUND

[TO LEARN MORE ICON] To Learn More

SHAREHOLDER REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-888-763-2260.

If you hold your Fund shares through a brokerage account or directly at the Transfer Agent, you may receive only one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. If you prefer to receive separate shareholder reports for each account (or if you are receiving multiple copies and prefer to receive only one), call your financial consultant or, if none, write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial consultant or the Transfer Agent at 1-888-763-2260.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing or calling the Fund at Financial Data Services, Inc., P.O. Box 44062, Jacksonville, Florida 32232-4062 or by calling 1-888-763-2260.

Contact your financial consultant or the Fund at the telephone number or address indicated on the inside back cover of this Prospectus if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. This information is also available on the SEC’s Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM THE INFORMATION CONTAINED IN THIS PROSPECTUS.

Investment Company Act File #811-08797.

CODE # 19038-0100

© Mercury Asset Management International Ltd.

M	ercury Gold and Mining Fund

OF MERCURY ASSET MANAGEMENT FUNDS, INC.

[MERCURY GOLD AND MINING FUND ARTWORK]

PROSPECTUS SEPTEMBER 10, 1999
(As supplemented January 14, 2000)

[MERCURY ASSET MANAGEMENT LOGO]

MERCURY GOLD AND MINING FUND

OF MERCURY ASSET MANAGEMENT FUNDS, INC.

Supplement dated January 14, 2000 to

Statement of Additional Information dated September 10, 1999

The following information supplements the cover page of the Statement of Additional Information:

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated September 10, 1999, as supplemented January 14, 2000 (the “Prospectus”).

Code #19039-0100ALL